CONSENT OF ERNST & YOUNG LLP, INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We  consent  to the  references  to  our  firm  under  the  captions  "Financial
Highlights" and "listsExperts" in the Combined Proxy Statement of Pioneer Florida Tax Free Income Fund, formerly AmSouth Florida Tax Exempt Income Fund (a series of Pioneer Series Trust IV), and Prospectus for Class A, Class B, Class C, and Class Y shares of Pioneer AMT-Free Municipal Fund (a series of Pioneer Series Trust II), ("Combined Proxy Statement and Prospectus"), and to the incorporation by reference of our report dated February 10, 2006 on the financial statements and financial highlights of Pioneer AMT-Free Municipal Fund for the year ended December 31, 2005 in the Combined Proxy Statement and Prospectus included in this Registration Statement on Form N-14 of Pioneer AMT-Free Municipal Fund. We further consent to the reference to us under the heading "Representations and Warranties" (paragraph 4.2(h)) in the Form of Agreement and Plan of Reorganization included as Exhibit A to the Combined Proxy Statement and Prospectus.

We also consent to the reference to our firm under the captions "Independent Registered Public Accounting Firm" and "Financial Statements" in the Pioneer AMT-Free Municipal Fund's Class A, Class B, Class C, and Class Y shares Statement of Additional Information on Form N-1A, which was filed with the Securities and Exchange Commission on April 28, 2006 in Post-Effective Amendment No. 12 to its Registration Statement on Form N-1A (File No. 333-110037) and is incorporated by reference into the Statement of Additional Information included in this Registration Statement on Form N-14 of Pioneer AMT-Free Municipal Fund. We also consent to the incorporation by reference of our report, dated February 10, 2006, on the financial statements and financial highlights of Pioneer AMT-Free Municipal Fund included in the Annual Report to the Shareowners for the year ended December 31, 2005, which is also incorporated by reference into the Statement of Additional Information included in this Registration Statement on Form N-14 of Pioneer AMT-Free Municipal Fund.


                                                           /s/ ERNST & YOUNG LLP

Boston, Massachusetts
July 31, 2006

   CONSENT OF ERNST & YOUNG LLP, INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We  consent  to the  references  to  our  firm  under  the  captions  "Financial
Highlights" and "listsExperts" in the Combined Proxy Statement of Pioneer Florida Tax Free Income Fund, formerly AmSouth Florida Tax Exempt Income Fund (a series of Pioneer Series Trust IV), and Prospectus for Class A, Class B, Class C, and Class Y shares of Pioneer AMT-Free Municipal Fund (a series of Pioneer Series Trust II), ("Combined Proxy Statement and Prospectus"), and to the incorporation by reference of our report dated September 23, 2005 on the financial statements and financial highlights of Pioneer Florida Tax Free Income Fund for the year ended July 31, 2005 in the Combined Proxy Statement and Prospectus included in this Registration Statement on Form N-14 of Pioneer AMT-Free Municipal Fund. We further consent to the reference to us under the heading "Representations and Warranties" (paragraph 4.1(f)) in the Form of Agreement and Plan of Reorganization included as Exhibit A to the Combined Proxy Statement and Prospectus.

We also consent to the reference to our firm under the captions "Independent Registered Public Accounting Firm" and "Financial Statements" in the Pioneer Florida Tax Free Income Fund's Class A, Class B, Class C, and Class Y shares Statement of Additional Information on Form N-1A, which was filed with the Securities and Exchange Commission on November 23, 2005 in Post-Effective Amendment No. 1 to its Registration Statement on Form N-1A (File No. 333-126384) and is incorporated by reference into the Statement of Additional Information included in this Registration Statement on Form N-14 of Pioneer AMT-Free Income Fund. We also consent to the incorporation by reference of our report, dated September 23, 2005, on the financial statements and financial highlights of Pioneer Florida Tax Free Income Fund included in the Annual Report to the Shareowners for the year ended July 31, 2005, which is also incorporated by reference into the Statement of Additional Information included in this Registration Statement on Form N-14 of Pioneer AMT-Free Municipal Fund.


                                                           /s/ ERNST & YOUNG LLP

Cincinnati, Ohio
July 31, 2006